UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2015, TD Ameritrade Holding Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), with respect to the offering and sale by the Company of $750,000,000 aggregate principal amount of its 2.950% Senior Notes due 2022 (the “Notes”). The Notes have been offered pursuant to the Prospectus Supplement, dated March 4, 2015, to the Prospectus dated September 29, 2014, filed as part of the Registration Statement on Form S-3 (Registration No. 333-185286) that became effective when filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2012, as amended by Post-Effective Amendment No. 1 thereto, filed on September 29, 2014. The offering of the Notes closed on March 9, 2015.

The Notes were issued pursuant to an Indenture, dated as of October 22, 2014 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of March 9, 2015, among the Company and the Trustee (the “Supplemental Indenture”).

The Notes will bear interest at a rate of 2.950% per annum, payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2015. The Notes will mature on April 1, 2022.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including liquidity for operational contingencies.

The foregoing descriptions of the Underwriting Agreement, the Indenture, the Supplemental Indenture, and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement, the Indenture, the Supplemental Indenture, and the form of Note, which are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein. In connection with the issuance of the Notes, Wachtell, Lipton, Rosen & Katz provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 4, 2015, among TD Ameritrade Holding Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated October 22, 2014, between TD Ameritrade Holding Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K filed on October 23, 2014).

4.2	Second Supplemental Indenture, dated March 9, 2015, between TD Ameritrade Holding Corporation and U.S. Bank National Association, as trustee.

4.3	Form of 2.950% Senior Notes due 2022 (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.

12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 9, 2015	TD AMERITRADE HOLDING CORPORATION

	By:	/s/ William J. Gerber
William J. Gerber
Executive Vice President, Chief Financial Officer